PROJECT PROFILE
Zenith Duluth, MN

PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust is helping to finance Zenith Apartments, the $49.1 million adaptive reuse and modernization of an existing public high school in Duluth MN. Historic Old Central High School was constructed in 1892 and was home to students until 1971. Its architectural significance first earned a spot on the National Register of Historical Places in 1972. The rehabilitation plan for Zenith will result in 122 mixed-rate units along with a co-working atrium, library, fitness and leisure facilities, and outdoor grilling and entertainment areas. Unit amenities include washers/dryers, energy efficient appliances and highspeed internet access, with views of Lake Superior from many units.
HIT ROLE	The HIT is providing $26.7 million in financing through the purchase of taxable Ginnie Mae Construction Loan Certificates and a Permanent Loan Certificate issued and serviced by Colliers Mortgage. Zenith is the 103rd project financed by the HIT in Minnesota and is part of the HIT’s Midwest@Work Initiative.
SOCIAL IMPACT	In addition to creating the investment impacts detailed below, 13 of Zenith’s units will be rent and income restricted to individuals and families earning 60% or less of the Area Median Income. The project was designed with energy efficiency components required to achieve a Bronze National Green Building Standard certification.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $26.7 Million	Total Development Cost $49.1 Million	122 Units (11% affordable)	334,360 Hours of Union ConstructionWork Generated	$13.6 Million Tax revenue generated	$90.6 Million Total economic benefit

  *Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of June 30, 2022. Economic impact data is in 2022 dollars and all other figures are nominal.

PROJECT PROFILE | Zenith – Duluth, MN

“HIT continues to be committed to Minnesota. Union pension dollars invested in Zenith will generate good union jobs and preserve a historic building in Duluth that delivers both market and affordable units to the community.”

—Bernie Burnham, President Minnesota AFL-CIO

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of over 35 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available  at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.                                                                                                                                                                                  8/2022

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com